                                                                 EXHIBIT 10.1


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Portions of this Exhibit 10.1 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.
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                                                                    EXHIBIT 10.1

                        COLLABORATIVE RESEARCH AGREEMENT

         This COLLABORATIVE RESEARCH AGREEMENT is entered into as of April 1, 1996 by and between Pfizer Inc ("Pfizer"), a Delaware corporation, having an office at 235 East 42nd Street, New York, New York 10017, and Oncogene Science, Inc. ("OSI"), a Delaware corporation, having an office at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553.

         WHEREAS, OSI was organized to develop, produce and market therapeutic and diagnostic products for, among other things, the early detection, monitoring and treatment of human disease; and

         WHEREAS, Pfizer has the capability to undertake research for the discovery and evaluation of agents for treatment of disease and also the capability for clinical analysis, manufacturing and marketing of such agents; and

         WHEREAS, Pfizer and OSI entered into a Collaborative Research Agreement effective April 1, 1986 (the "1986 Research Agreement"); and renewed and modified it on April 1, 1991; and

         WHEREAS, Pfizer and OSI wish to continue to pursue the research performed under the 1986 and 1991 Research Agreements;

         NOW, THEREFORE, the parties agree as follows:

         1. Definitions

         Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified.

            1.1 "Affiliate" means any corporation or other legal entity owning, directly or indirectly, fifty percent or more of the voting capital shares or similar voting securities of Pfizer or OSI; any corporation or other legal entity fifty percent or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by Pfizer or OSI or any corporation or other legal entity fifty percent or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by a corporation or other legal entity which owns, directly or indirectly, fifty percent or more of the voting capital shares or similar voting securities of Pfizer or OSI.

            1.2 "Annual Commitment" means the maximum amount to be paid to OSI by Pfizer to fund the Sponsored Research Program for any Commitment Year.

            1.3 "Allocated Overhead" means the amount of overhead, including general and administrative costs, determined in accordance with generally accepted accounting principles, incurred by OSI and allocated to the Sponsored Research Program in the same proportion that the total man-hours of work performed in the Sponsored Research Program bears to the total man-hours of work performed in all OSI research programs, or such other customary allocation basis that may be agreed in writing between the parties.

            1.4 "Annual Research Plan" means the written plan describing the annual research and budgets in the area to be carried out during each Commitment Year by Pfizer and OSI pursuant to this Agreement, including both the Annual Sponsored Research Plan to be carried out by OSI and the specific Projects, timetables and technical goals to be pursued by Pfizer and OSI.

            1.5 "Annual Sponsored Research Plan" means the written plan describing the research in the Area to be carried out during each Commitment Year by OSI pursuant to this Agreement, including the specific Projects, timetables and technical goals to be pursued by OSI.

            1.6 "Research Program" is the collaborative research program in the Area conducted by Pfizer and OSI.

            1.7 "Sponsored Research Program" is that part of the Research Program that is to be carried out by OSI.

            1.8  "Effective Date" is April 1, 1996.

            1.9 "Project" means each of those projects set forth in the table of contents of the Annual Research Plans described in this Agreement.

            1.10 "Contract Period" means the period beginning on the Effective Date and ending on the date on which this Agreement terminates.

            1.11 "Commitment Year" means a twelve-month period terminating on each anniversary of the Effective Date.

            1.12 "Area" means research as described in each Annual Research Plan and Annual Sponsored Research Plan adopted pursuant to this Agreement or the 1986 or 1991

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
Research Agreements directed to the treatment and diagnosis of cancer or any other indication identified in the course of that research.

            1.13 "Technology" means and includes all technology and technical information that pertain to the development of human therapeutic and diagnostic products, including all laboratory notebooks, research plans, inventions, cultures, strains, vectors, genes and gene fragments and their sequences, cell lines, hybridoma cell line, monoclonal and polyclonal antibodies, proteins and protein fragments, non-protein chemical structures and methods for synthesis, structure-activity relationships, computer models of chemical structures, computer software, assay methodology, processes, materials and methods for production, recovery and purification of nature products, formulas, plans, specifications, characteristics, equipment and equipment designs, marketing surveys and plans, business plans, know-how, experience and trade secrets.

            1.14 "OSI Technology" means Technology that is or was:

                 (a) developed by employees, of or consultants to, OSI alone or jointly with third parties other than Pfizer prior to the Effective Date of the 1986 Research Agreement or in the course of activities not described in an Annual Research Plan adopted pursuant to this Research Agreement or the 1986 and 1991 Research Agreements; or

                 (b) acquired by purchase, license, assignment or other means from third parties by OSI prior to the Effective Date of the 1986 Research Agreement or since that date that would not be otherwise part of Joint Technology.

            1.15 "Pfizer Technology" means all Technology outside the Area developed independently or acquired by Pfizer.

            1.16 "Joint Technology" means Technology in the Area that is or was:

                 (a) developed by employees of or consultants to Pfizer or OSI solely or jointly with each other since April 1, 1986; or

                 (b) acquired by purchase, license, assignment or other means from third parties by OSI or Pfizer since April 1, 1986; provided, however, that candidates acquired by Pfizer by license or otherwise pursuant to Section 2.1.3(b) shall be Pfizer's property solely.

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            1.17 "OSI Confidential Information" means all information about any element of the OSI or Joint Technology which is disclosed by OSI to Pfizer and designated "Confidential" in writing by OSI at the time of disclosure to Pfizer to the extent that such information as of the date of disclosure to Pfizer is not (i) known to Pfizer other than by virtue of a prior confidential disclosure to Pfizer by OSI or (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained from a third party free from any obligation of secrecy; provided, however, that such third party has no obligation of confidentiality to Pfizer.

            1.18 "Pfizer Confidential Information" means all information about any element of Pfizer or Joint Technology which is disclosed by Pfizer to OSI and designated "Confidential" in writing by Pfizer at the time of disclosure to OSI to the extent that such information as of the date of disclosure to OSI is not (i) known to OSI other than by virtue of a prior confidential to OSI by Pfizer or (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained from a third party free from any obligation of secrecy; provided, however, that such third party has no obligation of confidentiality to OSI.

            1.19 "Patent Rights" means and includes OSI Patent Rights and all patentable inventions derived from Joint Technology, including all applications for letters patent, whether domestic or foreign, claiming such patentable inventions, including all continuations, continuations-in-part, divisions, renewals and patents of addition thereof, all letters patent granted thereon, and all reissues and extensions thereof.

            1.20 (a) "OSI Patent Rights" shall have the same meaning as that set forth in Section 15(a) of Exhibit I to the 1986 Research Agreement. Patent applications and patents relating to transcriptional modulation of gene expression are specifically excluded from this definition. (b) "Pfizer Patent Rights" shall have the same meaning as that set forth in Section 15(a) of
Exhibit I to the 1986 Research Agreement. Patent applications and patents relating to transcriptional modulation of gene expression are specifically excluded from this definition.

            1.21 "Valid Claim" means a claim within Patent Rights so long as such claim shall not have been disclaimed by both Pfizer and OSI or shall not have been held

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
invalid in a final decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

            1.22 "Human Diagnostic Product" means any product within the Area useful for the identification or quantification of the propensity toward or actual existence of any cancerous state in a human patient or any other human diagnostic utility identified in the course of research within the area.

            1.23 "Human Therapeutic Product" means any product within the Area for the management of any cancerous or pre-cancerous state in a human patient or any other human therapeutic indication identified in the course of research within the Area.

            1.24 "Licensed Human Diagnostic Product" means a Human Diagnostic Product that employs Patent Rights or Joint Technology in its manufacture, use or sale.

            1.25 "Licensed Human Therapeutic Product" means a Human Therapeutic Product that employs Patent Rights or Joint Technology in its manufacture, use or sale.

            1.26 "Event of Termination" has the meaning set forth in Section
9.3.

            1.27 "Funding Payments" has the meaning set forth in Section 3.

            1.28 "Person" means any individual, estate, trust, partnership, joint venture, association, firm, corporation, company, or other entity.

            1.29 "Research Committee" has the meaning specified in Section 2.2.

         2. Collaborative Research Program

            2.1  Collaborative Research Program

                 2.1.1 Purpose. OSI and Pfizer shall conduct a collaborative research program in the Area (the "Research Program") throughout the Contract Period. Technology in the Area developed in the Research Program will become part of the Joint Technology. The Research Program shall include, as a component, a research program that shall be pursued by OSI and that shall be funded by Pfizer throughout the Contract Period (the "Sponsored Research Program"). The objectives of the Research Program are to discover Human Therapeutic and Diagnostic Products.

                 2.1.2 Annual Research Plan. The Annual Research Plan for the first Commitment Year is described in the attached Exhibit I. For each Commitment Year after the first Commitment Year, the Annual Research Plan, shall be prepared by the Research

Commitment for submission to, and approval by Pfizer and OSI no later than ninety (90) days before the end of the prior Commitment Year. If Pfizer and OSI cannot agree on the Annual Research Plan or Annual Sponsored Research Plan, Pfizer shall determine its content. The Annual Research Plan and the Annual Sponsored Research Plan for each Commitment Year shall be appended to and made part of this Agreement.

                 2.1.3 Exclusivity.

                       (a) OSI agrees that during the Contract Period neither OSI nor any of its Affiliates shall conduct research itself or sponsor any other research, or engage in any research sponsored by any Person not a party to the Agreement, if the objectives of such research are the discovery and development of novel Human Therapeutic Products; provided, however, that, if OSI becomes aware during the Contract Period of an opportunity to sponsor other research having any of the objectives of the Research Program or to engage in such research sponsored by a Person that is not a party to this Agreement, it shall promptly notify Pfizer of such opportunity. Pfizer and OSI shall then negotiate in good faith for a period of one hundred twenty (120) days an agreement by which such opportunity can be incorporated into the Research Program or otherwise used to further the purposes of the Research Program to their mutual advantage. If at the end of the one hundred twenty (120) day period, the parties have not reached agreement, OSI shall be free to pursue such opportunity with a third party without further obligation to Pfizer.

                       (b) Pfizer agrees that during the Contract Period neither Pfizer nor any of its Affiliates shall sponsor any other research, or engage in any research sponsored by any Person not a party to this Agreement, if the objectives of such research are the discovery of novel Human Therapeutic and Diagnostic Products; provided, however, that, if Pfizer becomes aware during the Contract Period of an opportunity to sponsor other research having any of the objectives of the Research Program or to engage in such research sponsored by a Person that is not a party to this Agreement, it shall promptly notify OSI of such opportunity. Pfizer and OSI shall then negotiate in good faith for period of one hundred twenty (120) days an agreement by which such opportunity can be incorporated into the Research Program or otherwise used to further the purposes of the Research Program to their mutual advantage. If at the end of the one hundred twenty (120) day period, the parties have not reached agreement, Pfizer shall be free to pursue such opportunity with a third party without further obligation to OSI. Nothing in this Section shall prevent Pfizer from engaging in such research by itself or acquiring candidates for development by license or otherwise.

            2.2 Research Committee

                2.2.1 Purpose. The research committee established in the 1986 Research Agreement (the "Research Committee") shall be continued by Pfizer and
OSI:

                      (a) to review and evaluate progress under each Annual Research Plan;

                      (b) to prepare the Annual Research Plan and for each Commitment Year; and

                      (c) to coordinate and monitor publication of research results obtained from the exchange of information and materials that relate to the Research Program.

                2.2.2 Membership. Pfizer and OSI each shall appoint, in its sole discretion, four members to the Research Committee. Substitutes may be appointed at any time. The members initially shall be:

                Appointees: ***
                            ***
                            ***
                            ***
                            ***

                Appointees: ***
                            ***
                            ***
                            ***
                            ***

                2.2.3 Chair. The Research Committee shall be chaired by two co-chairpersons, one appointed by Pfizer and the other appointed by OSI.

                2.2.4 Meetings. The Research Committee shall meet at least quarterly, at places and on dates selected by each party in turn.
Representatives of Pfizer or OSI or both,


*** These portions deleted pursuant to a request for confidential treatment.
                                       -7-
in addition to members of the Research Committee, may attend such meetings at the invitation of both parties.

                2.2.5 Minutes. The Research Committee shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. The minutes shall be delivered to all Research Committee members within five working days after each meeting. The party hosting the meeting shall be responsible for the preparation of the minutes. Draft minutes shall be edited by the co-chairpersons and shall be issued in final form only with their approval and agreement.

                2.2.6 Decisions. Subject to the provisions of 2.1.2, all technical decisions of the Research Committee shall be made by majority of the members.

                2.2.7 Expenses. Pfizer and OSI shall each bear all expenses of their respective members related to the participation on the Research Committee.

            2.3 Reports and Materials

                2.3.1 Reports. During the Contract Period, Pfizer and OSI each shall furnish to the Research Committee:

                      (a) summary reports within fifteen (15) days after the end of each month, commencing on the Effective Date, describing its progress under the Annual Research Plan; and

                      (b) comprehensive written reports within thirty (30) days after each Research Committee Meeting, describing in detail the work accomplished by it under the Annual Research Plan during the Commitment Year and discussing and evaluating the results of such work.

                2.3.2 Materials. OSI and Pfizer shall, during the Contract Period as a matter of course as described in the Annual Research Plan or upon each other's oral or written request, furnish to each other samples of biochemical, biological or synthetic chemical materials which are part of the Joint Technology and which are necessary for each party to carry out its responsibilities under the Annual Research Plan. To the extent that the quantities of materials requested by either party exceed the quantities set forth in the Annual Research Plan, the requesting party shall reimburse the other party for the reasonable costs of such materials if they are furnished.

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
            2.4 Laboratory Facilities and Personnel. OSI shall provide suitable laboratory facilities, equipment and personnel for the work to be done by OSI in carrying out the Annual Sponsored Research Plan.

            2.5 Diligent Efforts. Pfizer and OSI each shall use reasonably diligent efforts to achieve the objectives of the Research Program. OSI will use reasonably diligent efforts to achieve the objectives listed in Exhibit I and Pfizer will use reasonably diligent efforts to assist OSI in the pursuit of those objectives. To achieve the objections of the Research Program, Pfizer will specifically use diligent efforts:

                (a) to advance the pharmacological assessment of materials in the Area identified by OSI or Pfizer in order to select those worthy of further investigation;

                (b) to determine the chemical structure of the selected materials and to make related compounds to determine the relationship between structure and activity and to identify potential development candidates;

                (c) to select development candidates;

                (d) to assess safety and efficacy of the selected development candidates in animals and in human patients under conditions designed to yield data suitable for inclusion in approval applications to be submitted to the U.S. Food and Drug Administration; and

                (e) to develop manufacturing methods and pharmaceutical formulations for those selected candidates.

         3. Funding of the Sponsored Research Program.

            3.1 The Annual Commitment for each Commitment Year is as follows:

                Commitment Year                   Annual Commitment
                ---------------                   -----------------
                     1                              $3,550,000.00
                     2                               3,656,000.00
                     3                               3,766,000.00
                     4                               3,879,000.00
                     5                               3,995,000.00

These payments are intended to cover the expenses for 16.5 OSI man-years.

            3.2 Payments by Pfizer to cover OSI's total, actual research costs, plus Allocated Overhead, plus ten percent (10%) of the sum of the actual research costs and the

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
Allocated Overhead (the "Funding Payments") shall not exceed the annual Commitment in any Commitment Year.

                3.2.1 All Funding Payments shall be made quarterly in advance for work scheduled to be performed by OSI during any three (3) month period, against OSI's invoice for such three (3) month period. Adjustments as necessary to reflect the work actually performed by OSI shall be made at the end of each three (3) month period and shall be reflected in OSI's invoice for the next three (3) month period.

                3.2.2 The amount of the Funding Payment for each quarter shall be based on the work in progress pursuant to the applicable Annual Sponsored Research Plan and the associated annual budget; provided, however, that the aggregate amount of Funding Payments made in any Commitment Year shall not exceed the Annual Commitment for such Commitment Year.

                3.2.3 Each Funding Payment shall be paid on the first day of the quarter or ten (10) days after receipt of invoice, whichever is later.

                3.2.4 OSI shall keep for three (3) years from the expiration of this Agreement complete and accurate records of its expenditures of Funding Payments received by it. The records shall conform to good accounting principles as applied to a similar company similarly situated. Pfizer shall have the right at its own expense during the term of this Agreement and during the subsequent three-year period to appoint an independent certified public accountant reasonably acceptable to OSI to inspect said records to verify the accuracy of such expenditures, pursuant to each Annual Sponsored Research Plan. OSI shall make its records available for inspection by the independent certified public accountant during regular business hours at the place or places where such records are customarily kept, upon reasonable notice from Pfizer to the extent reasonably necessary to verify the accuracy of the expenditures and required reports. This right of inspection shall not be exercised more than once in any calendar year and not more than once with respect to records covering any specific period of time. Pfizer agrees to hold in strict confidence all information concerning such expenditures, other than their total amounts, and all information learned in the course of any audit or inspection, except to the extent that it is necessary for Pfizer to reveal the information in order to enforce any rights it may have pursuant to this Agreement or if disclosure is required by law. The failure of Pfizer to request verification of any expenditures before or during the three-year period shall be considered acceptance of the accuracy of such expenditures, and OSI shall have no obligation to maintain any records pertaining to such report or statement beyond the three-year period.

         4. Treatment of Confidential Information.

            4.1 Confidentiality.

                4.1.1 Pfizer and OSI recognize that the other's Confidential Information constitutes highly valuable proprietary, confidential information. Subject to the terms and conditions of the License Agreement, the disclosure obligations set forth in Section 4.3 and 4.4 and publication rights set forth in
Section 4.2, Pfizer and OSI each agree that during the term of this Agreement and for five (5) years thereafter, they will keep confidential, and will cause their Affiliates to keep confidential, all Confidential Information that is disclosed to them or to any of their Affiliates pursuant to this Agreement. Neither Pfizer nor OSI nor any of their Affiliates shall use such Confidential Information except as expressly permitted in this Agreement.

                4.1.2 Pfizer and OSI acknowledge that the Pfizer and OSI Confidential Information is highly valuable, proprietary, confidential information, and agree that any disclosure of Confidential Information to any officer, employee or agent of the other or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities. They agree not to disclose the other's Confidential Information to any third parties under any circumstance without written permission. Both parties shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information as they would customarily take to preserve the confidentiality of their own confidential information. Each party, upon the other's request, will return all the Confidential Information disclosed pursuant to this Agreement including all copies and extracts of documents within sixty
(60) days of the request after the termination of this Agreement.

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
                4.1.3 OSI represents that all of its employees participating in the Research Program who shall have access to Joint Technology and Pfizer Confidential Information are bound, by agreement to maintain such information in confidence. Consultants will be similarly bound.

            4.2 Publication. Section 4.1 to the contrary notwithstanding, the results obtained in the course of the Research Program may be submitted for publication following scientific review by the Research Committee and subsequent approval by OSI's and Pfizer's managements. After receipt of the proposed publication by both Pfizer's and OSI's managements, written approval or disapproval shall be provided within 30 days for a manuscript, within 14 days for an abstract for presentation at, or inclusion in the proceedings of, a scientific meeting, and within 14 days for a transcript of an oral presentation to be given at a scientific meeting.

            4.3 Publicity. Except as required by law, neither party may disclose the existence of this Agreement nor the research described in it except with the written consent of the other party, which consent shall not be unreasonably withheld.

            4.4 Disclosure of Inventions. Each party shall promptly inform the other about all inventions in the Area that are conceived, made or developed in the course of carrying out the Research Program by employees of, or consultants to, either of them solely, or jointly with employees of, or consultants to the other. This Agreement shall not be construed to obligate either party to disclose to the other any invention which is not part of Joint Technology.

            4.5 Restrictions of Transferring Materials. Pfizer and OSI recognize that the biological and biochemical materials which are part of OSI Technology, Pfizer Technology, or Joint Technology, represent valuable commercial assets. Therefore, throughout the Contract Period and for five (5) years thereafter, OSI and Pfizer agree not to transfer to any third party any such materials which constitute Technology owned solely by the other party. Additionally, throughout the Contract Period and for six (6) months thereafter, OSI and Pfizer agree not to transfer to any third party any materials which are part of Joint Technology, unless prior consent for any such transfer is obtained from the other, which consent shall not be unreasonably withheld, and unless such third party agrees as a condition of any such transfer not to transfer the material further and to use the material only for research purposes not directed toward the development of Human Therapeutic Products. The provisions of this Section 4.5 specifically do not apply to (a) transfers to a diagnostic partner(s) of OSI, pursuant to agreements between OSI and diagnostic partner(s), for purposes other than developing Human Therapeutic Products, of materials which are part of OSI Technology or Joint Technology, or (b) to limit Pfizer's rights under Section 2.1.3.

         5. Intellectual Property Rights. The following provisions relate to rights in the intellectual property developed by OSI or Pfizer, or both, during the course of carrying out the Research Program:

            5.1 Ownership. All Patent Rights shall be owned jointly by OSI and Pfizer.

            5.2 Grants of Research Licenses. OSI and Pfizer each grants to the other a nonexclusive, irrevocable, worldwide, royalty-free, perpetual license, including the right to grant sublicenses to Affiliates, to use its Confidential Information, Technology and Patent Rights for all research purposes other than the sale or manufacture for sale of products or processes.

            5.3 Grants or Other Licenses. Pfizer and OSI grant to each other certain rights in Joint Technology and Joint Patents as set forth in the License Agreement of December 14, 1990 between Pfizer and OSI.

         6. Provisions Concerning the Filing, Prosecution and Maintenance of Patent Rights. The following provisions relate to the filing, prosecution and maintenance of OSI Patent Rights, Joint Patent Rights, and Pfizer Patent Rights during the term of this Agreement:

            6.1 Filing, Prosecution and Maintenance. Except for Patent Rights covering compositions of matter, methods of making them, formulating them or using them in the treatment of diseases, OSI shall have the exclusive right and obligation:

                (a) to file applications for letters patent on any patentable invention included in OSI Patent Rights or in Joint Patent Rights; provided, however, that OSI shall consult with Pfizer regarding countries in which such patent applications should be filed and shall file patent applications in those countries where Pfizer requests that OSI file; and further provided, that OSI, at its option and expense, may file in countries where Pfizer does not request that OSI file;

                (b) to prosecute all pending and new patent applications included within OSI Patent Rights or Joint Patent Rights and to respond to oppositions filed by third parties against the grant of letters patent for such applications; and

                (c) to maintain in force any letters patent included in OSI Patent Rights or Joint patent included in OSI Patent Rights or Joint Patent Rights by duly filing all necessary papers and paying any fees required by the patent laws of the particular country in which such letters patent were granted.

            OSI shall notify Pfizer in a timely manner of any decision to abandon a pending patent application or an issued patent included in OSI Patent Rights or Joint Patent Rights. Thereafter, Pfizer shall have the option, at its expense, of continuing to prosecute any such pending patent application or of keeping the issued patent in force.

            6.2 OSI shall provide to Pfizer copies of all patent applications prior to filing, for the purpose of obtaining substantive comment of Pfizer patent counsel. OSI shall also provide to Pfizer copies of all documents relating to prosecution of all patent applications in a timely manner. OSI shall provide to Pfizer every six (6) months a report detailing the status of all patent applications that are part of OSI Patent Rights or of Joint Patent Rights. Pfizer shall provide to OSI every six (6) months a report detailing the status of all patent applications that are a part of Pfizer Patent Rights.

            6.3 Reimbursement of Costs for Filing, Prosecuting and Maintaining. Pfizer shall reimburse OSI for the costs of filing, prosecuting and maintaining patent applications and patents in countries where Pfizer requests that patent applications be filed, prosecuted and maintained, upon receipt of invoices from OSI. Such reimbursement shall be in addition to Funding Payments. However, Pfizer may, upon sixty (60) days advance written notice, discontinue reimbursing OSI for the costs of filing, prosecuting or maintaining any patent application or patent in any country. OSI shall pay all costs in those countries in which Pfizer does not request that OSI file, prosecute or maintain patent applications and patents, but in which OSI, at its option, elects to do so.

            6.4 With respect to Patent Rights covering compositions of matter, methods of making them, formulating them or using them in the treatment of diseases, Pfizer shall have the exclusive right and obligation:

                (a) to file applications for letters patent on any patentable invention included in Pfizer Patent Rights or in Joint Patent Rights; provided, however, that Pfizer shall consult with OSI regarding countries in which such patent applications should be filed and shall file patent applications in those countries where OSI requests that Pfizer file; and further provided, that Pfizer, at its option and expense, may file in countries where OSI does not request that Pfizer file;

                (b) to prosecute all pending and new patent applications included within Pfizer Patent Rights or Joint Patent Rights and to respond to oppositions filed by third parties against the grant of letters patent for such applications; and

                (c) to maintain in force any letters patent included in Pfizer Patent Rights or Joint patent included in Pfizer Patent Rights or Joint Patent Rights by duly filing all necessary papers and paying any fees required by the patent laws of the particular country in which such letters patent were granted.

            Pfizer shall notify OSI in a timely manner of any decision to abandon a pending patent application or an issued patent included in Pfizer Patent Rights or Joint Patent Rights. Thereafter, OSI shall have the option, at its expense, of continuing to prosecute any such pending patent application or of keeping the issued patent in force.

            6.5 Pfizer shall provide to OSI copies of all patent applications prior to filing, for the purpose of obtaining substantive comment of OSI patent counsel. Pfizer shall also provide to OSI copies of all documents relating to prosecution of all patent applications in a timely manner. Pfizer shall provide to OSI every six (6) months a report detailing the status of all patent applications that are part of Pfizer Patent Rights or of Joint Patent Rights. OSI shall provide to Pfizer every six (6) months a report detailing the status of all patent applications that are part of OSI Patent Rights.

         7. Other Rights of the Parties.

            7.1 Research Outside the Area. During the Contract Period:

                (a) Neither OSI nor Pfizer shall carry out research within the Area with any third party.

                (b) OSI may carry out research, related to treatment or cancer outside the Area with third parties, and may acquire from third parties such products for such treatment; provided, however, that such research is supported, or such products are acquired, exclusively with OSI and Pfizer funds, and not with funds from any other source, unless Pfizer gives its prior written consent for such research support or product acquisition; and, further provided, that any such product which results from research support or product acquisition shall be included in Joint Technology.

            7.2 Other OSI Ventures. Outside the Area and with respect to diagnostics, OSI shall have the right to apply for, and receive grants or contracts from, public and private sources, including without limitation, the National Institutes of Health and the National Science Foundation. Outside the Area, OSI shall also have the right to enter into co-venture arrangements, whether written or oral, with third parties to develop any product including, without limitation, cancer diagnostic products.

            7.3 Acquisition of Rights from Third Parties. During the Contract Period, OSI and Pfizer shall promptly notify each other in writing of any and all opportunities to acquire in any manner from third parties, technology or patents which may be useful in, or may relate to the Research Program. OSI and Pfizer shall decide if such rights should be acquired and, if so, whether by OSI or Pfizer. If acquired, such rights shall become part of Joint Technology.

            7.4 No Rights to Products Outside the Area. Pfizer acknowledges that OSI is granting to Pfizer pursuant to this Agreement no rights to products other than those within the Area.

            7.5 Board of Director's Seat. During the Contract Period, OSI shall use its best efforts to have elected to the Board of Directors of OSI, a representative selected by Pfizer and acceptable to OSI, if Pfizer elects to do so.

         8. Other Agreements. Concurrently with the execution of this Agreement, OSI and Pfizer shall enter into a License Agreement which will be appended to and made part of this Agreement. This Agreement, the License Agreement and the 1986 and 1991 Research

Agreements, but not Exhibits V through IV, inclusive, of that Agreement which are superseded, are the sole agreements with respect to the subject matter. If there are any conflicts between the provisions of this Agreement and the 1986 and 1991 Research Agreements, the provisions of this Agreement shall prevail.

         9. Term, Extension, Termination and Disengagement.

            9.1 Term. Unless sooner terminated or extended, this Agreement shall expire on April 1, 2001.

            9.2 Extension. Pfizer, at least six (6) months prior to the end of the term, shall notify OSI in writing that it desires to extend the Sponsored Research Program. If OSI is willing to extend the Sponsored Research Program on mutually acceptable terms, OSI must so notify Pfizer within three (3) months after receipt of Pfizer's notice. Pfizer and OSI shall thereafter promptly negotiate in good faith the terms of any extension to this Agreement.

            9.3 Events of Termination. The following events shall constitute events of termination ("Events of Termination"):

                (a) Any representation or warranty by OSI or Pfizer, or any of its officers, under or in connection with this Agreement shall prove to have been incorrect in any material respect when made.

                (b) OSI or Pfizer shall fail in any material respect to perform or observe any term, covenant or understanding contained in this Agreement or in any of the other documents or instruments delivered pursuant to, or concurrently with, this Agreement, and any such failure shall remain unremedied for thirty
(30) days after written notice to the filing party.

            9.4 Termination.

                9.4.1 Upon the occurrence of any Event of Termination, the party not responsible may, by notice to the other party, terminate this Agreement.

                9.4.2 If Pfizer terminates this Agreement pursuant to Section 9.4.1, the License Agreement shall continue according to its terms. If OSI terminates this agreement pursuant to Section 9.4.1, the License Agreement shall also terminate.

            9.5 Termination by Pfizer. Between July 1 and September 30, 1998, Pfizer may terminate this Agreement, with or without cause, effective March 31, 1999. Between

July 1 and September 30, 1999, Pfizer may terminate this Agreement, with or without cause, effective March 31, 2000. Upon receipt of such notice, OSI may, at its sole option, terminate all work under the Annual Research Plan unless otherwise agreed with Pfizer. If Pfizer terminates this Agreement pursuant to this Section, it will make the Funding Payments which would otherwise have been due for such six-month period and will retain all rights set forth in the License Agreement subject to the requirements of Section 2.6 of that Agreement.

             9.6 Termination of this Agreement by either party, with or without cause, will not terminate the licenses granted pursuant to Section 5.2.

         10. Representations and Warranties. OSI and Pfizer each represents and warrants as follows:

             10.1 It is a corporation duly organized, validly existing and is in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

             10.2 The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders, (b) violate any provision or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter or by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

             10.3 This Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

             10.4 It is not under any obligation to any Person, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations.

             10.5 It has good and marketable title to or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfillment of its responsibilities and the Research Program, subject to no claim of any third party other than the relevant lessors or licensors.

         11. Covenants of OSI.

             11.1 Affirmative Covenants of OSI Other Than Reporting, Requirements. Throughout the Contract Period, OSI shall:

                  11.1.1 maintain and preserve its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in good standing in each jurisdiction in which such qualification is from time to time necessary or desirable in view of its business and operations or the ownership of its properties.

                  11.1.2 comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any government authority to the extent necessary to conduct the Sponsored Research Program.

         12. Dispute Resolution.

             12.1 Any dispute which cannot be resolved by discussion between the parties under this Agreement shall be resolved by binding arbitration in the manner described in this Section.

             12.2 If a party intends to begin arbitration to resolve a dispute, such party shall provide written notice to the other party of such intention. Within ten (10) business days following receipt of such notice three arbitrators shall be selected by the following process:

                  (a) Each party shall designate one individual, not an employee, director, or shareholder of the party or of any Affiliate of sublicensee of the party to serve as an arbitrator.

                  (b) These arbitrators shall select a third individual, who shall be an attorney, to serve as the third arbitrator and to preside in resolution of the dispute. The third arbitrator shall not be an employee, director or shareholder of either party or of an Affiliate or sublicensee of either party.

             12.3 Within five (5) business days after selection, the arbitrators shall meet with the parties at which time the parties shall present, in writing, the issues to be resolved and a proposed ruling on each issue. The writing shall be served on the other party and limited to no more than fifty (50) pages.

             12.4 The following general provisions shall apply to the arbitration proceeding:

                  (a) No later than thirty (30) days after the appointment of the third arbitrator, the arbitrators shall set a date for a hearing to resolve each of the issues identified by the parties. The hearing shall take place no later than two hundred seventy (270) days from the original notice to arbitrate.

                  (b) Prior to the hearing, the arbitrators shall permit the taking of not more than two (2) depositions by each party, and shall permit, subject to the provisions of a mutually agreeable protective order, the production of only those documents immediately and directly bearing on the issue or issues subject to arbitration and only to the extent necessary for the convenience and use of the arbitrators, and shall not require to permit any other discovery by any means, including, but not limited to, depositions, interrogatories or additional production of documents.

                  (c) Each party may submit a written brief or memorandum in support of its position which may be no more than fifty (50) pages. Each party shall be entitled to no more than five (5) hours time to present testimony or documentary evidence at the hearing. Such time limitation shall include any direct, cross or rebuttal testimony, but such time limitation shall only be charged against the party conducting such direct, cross or rebuttal testimony. It shall be the responsibility of the arbitrators to determine whether the parties have had the five (5) hours to which they are entitled.

                  (d) Each party shall have the right to be represented by counsel. The arbitrators shall have sole discretion with regard to the admissibility of evidence. Admissibility will be decided by two-thirds vote.

                  (e) Within fifteen (15) days of the conclusion of the hearing, each party must submit proposed findings to the arbitrators.

             12.5 The arbitrators shall rule on each disputed issue within thirty (30) days following the completion of the testimony of both parties. Such ruling shall adopt in their entirety the proposed findings of one of the parties on each disputed issue. Each issue shall be resolved upon two-thirds vote of the arbitrators.

             12.6 Arbitration shall take place in New York, New York. All hearing costs shall be shared equally between the parties.

             12.7 The arbitrations shall be paid reasonable fees plus expenses, which fees and expenses shall be shared equally by the parties.

             12.8 The decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

         13. Notices. All notices shall be mailed via certified mail, return receipt requested, or courier addressed as follows, or to such other address as may be designated from time to time:

If to Pfizer:    To Pfizer at its address as set forth at the
                   beginning of the Agreement
                 Attention:  President, Central Research
                 with copy to:  Office of the General Counsel

If to OSI:       To OSI at its address as set forth at the
                   beginning of this Agreement
                 Attention:  Chief Executive Officer

Notices shall be deemed given as of the date of receipt.

         14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

         15. Miscellaneous.

             15.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

             15.2 Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

             15.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

             15.4 Amendment, Waiver, etc. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provision shall in no manner affect the rights at a later time to enforce the same.

             15.5 No Third Party Beneficiaries. No Person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any Person.

             15.6 Assignment and Successors. This Agreement may not be assigned by either party, except that Pfizer may assign this Agreement and the rights and interests of Pfizer, in whole or in part, to any of its Affiliates, any purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation of Pfizer with or into such corporation.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                              PFIZER INC

                                              By: /s/ GEORGE M. MILNE
                                                  ---------------------------
                                              Title: Vice President
                                                     ------------------------


                                              ONCOGENE SCIENCE, INC.

                                              By: /s/ GARY E. FRASHIER
                                                  ---------------------------
                                              Title: Chief Executive Officer
                                                     ------------------------

   Research Plan for the Pfizer-Oncogene Science, Inc. Collaborative Agreement
                                   March 1996
                                      Index

                                                                           Pages
                                                                           -----
Executive Summary                                                          2 - 3

Key Oncogene Science Contributions 1991 - present                          4 - 5

Research Plan 1996 and Beyond                                              6 - 8

Mission Statement
Current Targets: OSI as Major Contributor
Targets in the Queue: The Future

Technology Acquisition                                                     8 - 9

Networking in Molecular Oncology                                          9 - 10

EXECUTIVE SUMMARY-- A VIEW OF THE COLLABORATION

         The major objective of the Pfizer cancer program is to exploit new target opportunities for drug discovery, and progress well-differentiated drugs to their ultimate utilization as safer, more effective therapies for malignant diseases. Our collaborators at Oncogene Science, Inc. (OSI) play a vital role in this mission by developing and executing assays for HTS. Beyond this they provide, across all aspects of our cancer effort, creativity, critical intellectual input, important research tools and access to emerging technologies. They have also proven to be an important conduit to the world's experts in Molecular Oncology. In total, this collaboration represents an important and, in the current competitive climate, a virtually irreplaceable resource for the cancer discovery effort at Central Research.

         New information on the molecular mechanisms that result in the malignant progression of normal somatic cells continues to accumulate at a rapid pace. These findings provide a steady stream of exciting opportunities for the discovery of novel mechanism-based cancer therapeutants with enhanced efficacy and tolerability. In the process of evaluating potential new targets, our collaboration with Oncogene Science has been guided by three principles: ***

         Currently, there is a queue of *** targets being pursued or under consideration for inclusion in the cancer discovery program (see following Research Plan). These targets are reviewed in a comprehensive manner twice a year in alternating Quarterly Program Review Meetings; selected targets are nominated for progression and new opportunities are discussed. This process is supplemented by periodic (one per each 18 months) Strategic Retreats, in which the views and experiences of outside consultants are also accessed. Our recent experience has shown that *** new target opportunities can be prosecuted each year on the basis of the criteria that we have established.

         Oncogene Science's role is to collaborate in the identification of the most promising of the new targets, to develop and run primary HTS, and to develop secondary assays for the evaluation and prioritization of lead compounds by the Pfizer cancer group. It

*** These portions deleted pursuant to a request for confidential treatment.

is anticipated that the current staffing level *** will provide resources adequate for continuation of a program of this scope. The rate at which new opportunities can be prosecuted has been accelerated significantly this year by the transfer to OSI of the entire Pfizer file of compounds in a compressed format. The quantity of the data generated, and the quality of the tactics to which they are applied, are almost certain to increase significantly; OSI has already completed a limited number of screens in approximately 8 - 10 weeks per 2 target. We believe that the quality of the decisions that are based on those data will continue to improve, in that an entire view can be taken of the best of the leads against a given target before additional resources are utilized. At no other time since the inception of the collaboration is the OSI resource being applied in a manner which so minimizes risk while clearly optimizing chances for success.

         While the scope and focus of the collaboration continues to evolve, OSI has already made very significant and tangible contributions to Pfizer. First and foremost, OSI was a major force in the discovery and progression of our *** receptor inhibitor leads, which culminated in the nomination of ***. Included among these contributions were the development and execution of the cell-based HTS which identified the lead compounds, primary screening (336,000 compounds) and testing of all hits for cell-based potency and cytotoxicity, development of the in vitro *** assay used to validate the hits from the cell-based HTS, development and execution of a cell-based assay for testing selectivity against three other *** (selective inhibition of ***), generation of purified *** that were used to assess biochemical selectivity of lead compounds, and identification and co-development of an assay for measuring tumor *** levels in vivo. Specific discovery contributions in other areas have also been significant (see following section).

         Another dimension provided by OSI is an ongoing pursuit of new technology to improve the process through which we identify novel compounds. They continue to provide access to novel methodologies and technologies which enable the prosecution of specific targets. Included among the more recent initiatives is access to ***, a small

*** These portions deleted pursuant to a request for confidential treatment.

company which has developed novel *** technologies for the identification of novel cancer targets (see Technology Acquisition). Beyond this, OSI has brought to the collaboration their network of experts in the field of Molecular Oncology. Many of these individuals continue to be a source of new ideas and critical perspective as target opportunities become fully-manned discovery projects. While this contribution is somewhat more difficult to quantitate, this may represent one of the more important aspects that OSI brings to the collaboration.

         In a therapeutic area as dynamic and as competitive as oncology, OSI plays a unique and important role by providing an informed perspective and access to expertise and technology, as well as the manpower required to widely prosecute compelling discovery opportunities. Continuation of this collaboration is recommended with significant enthusiasm.

*** These portions deleted pursuant to a request for confidential treatment.

KEY OSI CONTRIBUTIONS TO THE PFIZER CANCER PROGRAM

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                                      -14-